UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21930

Oceanstone Fund

(Exact name of registrant as specified in charter)

7334 Spinnaker Street

Carlsbad, CA 92011

(Address of principal executive offices) (Zip code)

James J. Wang

P.O. Box 131104

Carlsbad, CA 92013

(Name and address of agent for service)

Registrant's telephone number, including area code: (760) 602-0103

Date of fiscal year end: June 30

Date of reporting period: June 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

OCEANSTONE FUND

June 30, 2009

Oceanstone Fund

1-800-988-6290

www.oceanstonefund.com

Fellow Shareholders:

Oceanstone Fund (the Fund) started its 2009 fiscal year on 7/1/2008 at net asset value (NAV) of $9.95 per share. On 6/30/2009, the Fund ended this fiscal year at NAV of $21.26 per share. So the Fund’s total return for its fiscal year ended 6/30/2009 is 113.67%. During the same period, the total return of S&P 500 index is -26.21%. A major reason for the Fund’s good return during this fiscal year is the very small asset base of the Fund. It is much easier to manage a very small portfolio. In addition, U.S. stock market was extremely volatile during this period. In late 2008 and early 2009, price of numerous stocks fell far below their intrinsic value. With so many undervalued stocks in U.S. stock market during this period, the Fund found some of them.

Now the Fund continues to search for the undervalued stocks compared to their intrinsic value (IV), using equation IV = IV/E x E as guidance. In this equation, E is a stock’s earnings per share for trailing 4 quarters, and IV/E ratio is determined by a rational and objective evaluation of the current available information of the company’s future earnings prospects. This equation IV = IV/E x E can be used to determine a stock’s approximate intrinsic value, not its exact intrinsic value, because IV/E ratio is determined by future earnings prospects and uncertain nature of future earnings prospects precludes an exact number for a stock’s IV/E ratio. Therefore, we need to determine a reasonable range for a stock’s IV/E ratio, based on the company’s future earnings prospects. This raises two key questions: (1): How should we define a company’s future earnings prospects? (2): What is a reasonable range for its IV/E ratio, based on its future earnings prospects? After much consideration, the following table might be useful as a reference:

A Company’s Future Earnings Prospects	A Reasonable Range for its IV/E Ratio
Average (similar as U.S. economy)	8 – 14
Below average	3 – 8
Good	14 – 20
Very Good	20 – 30
Exceptionally good	30 – 50

For both questions, we need to avoid being widely off the mark. So we need to be “rational and objective” when evaluating a company’s future earnings prospects and “reasonable” when determining a range for the IV/E ratio of its common stock.

Like P/E ratio, IV/E ratio is also a variable. As new information affecting a company’s future earnings prospects continuously becomes available, this range for its IV/E ratio should be adjusted accordingly.

During the recent economic downturn, a large number of companies lost their profitability due to sudden and severe decrease of demand for their products or services, and their E became a negative number. These companies were durable businesses and had a good history of profitability. So it was reasonable to assume that these companies would likely regain their profitability in an economic recovery.

To determine its stock’s intrinsic value for a company that is temporarily unprofitable, this equation IV = IV/E x E may need to be modified to: IVc = (IV/E)f x Ef x D, that is, the stock’s current intrinsic value, IVc, is equal to its intrinsic value at a future date: IVf = (IV/E)f x Ef, discounted (D) for the uncertainty of future earnings. To do so, 3 questions need to be asked: (1) What is the possibility for this company to become profitable (again)? (2) When will it become profitable (again)? (3) If it can become profitable at a future date, what range will its Ef likely be and what range will its (IV/E)f ratio likely be at that future date? This discount factor, D, should be between 0 and 1 and dependent on how certain we are about both the company’s earnings per share and its future earnings prospects at that future date. The more certain now we are, based on the company’s current available information, the higher D should be.

This modified equation IVc = (IV/E)f x Ef x D may be a right way to think about and determine the approximate intrinsic value of common stock of a company that is temporarily unprofitable. But it has 3 variables of uncertain nature. Common stocks of unprofitable companies are more speculative in nature, so certain diversification is needed. The Fund purchased several of these stocks, because their risks were partially mitigated by their low prices at the time.

U.S. stock market is highly rational/objective and reasonable, and a company’s stock price usually reflects its intrinsic value very accurately. But for various reasons, undervalued stocks can sometimes become available for a short time. It is difficult to identify these investment opportunities, due to the difficulty of judging a company’s future earnings prospects, and easy to be wrong. Nevertheless, the Fund strives to find some of these undervalued stocks, when they develop in U.S. stock market.

Finally, I would like to thank the Fund shareholders for your trust.

Respectfully submitted,

/s/ James J. Wang

James J. Wang, August 25, 2009

The Value of a $10,000 Investment in Oceanstone Fund

From November 9, 2006 to June 30, 2009

As Compared to S&P 500 Index

30,000
25,000
20,000
15,000
10,000
5,000
Oceanstone Fund
S&P 500 Index
Inception Date: 11/9/2006
$25,426
$7,042
Nov-06
Dec-06
Jan-07
Feb-07
Mar-07
Apr-07
May-07
Jun-07
Jul-07
Aug-07
Sep-07
Oct-07
Nov-07
Dec-07
Jan-08
Feb-08
Mar-08
Apr-08
May-08
Jun-08
Jul-08
Aug-08
Sep-08
Oct-08
Nov-08
Dec-08
Jan-09
Feb-09
Mar-09
Apr-09
May-09
Jun-09

Average Annual Return for Periods Ended June 30, 2009

	One Year	Since Inception (11/9/2006)
Oceanstone Fund	113.67%	42.38%
S&P 500 Index	(26.21%)	(12.43%)

This chart assumes an initial investment of $10,000 made on 11/9/2006 (commencement of operations).  Total return is based on the net change in NAV and assumes reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 988-6290.

Oceanstone Fund

Graphical Illustration

June 30, 2009 (Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors based on percentage of net assets.

                  *Net cash represents cash equivalents and other assets less liabilities.

	Oceanstone Fund
	Schedule of Investments
	June 30, 2009

Shares		Value

COMMON STOCKS - 96.31%

Apparel & Other Finished Products - 4.40%
3,000	True Religion Apparel, Inc. *	$ 66,900

Electronic & Other Electrical Equipment (No Computer Equipment) - 1.08%
1,400	General Electric Co.	16,408

Greeting Cards - 7.69%
10,000	American Greeting Corp.	116,800

Jewelry, Precious Metal - 13.63%
10,000	Fuqi International, Inc. *	207,100

Motor Vehicle Parts & Accessories - 2.76%
10,000	American Axle & Manufacturing Holdings, Inc. *	34,400
15,000	Lear Corp. *	7,500
		41,900
Motor Vehicles & Passenger Car Bodies - 2.00%
5,000	Ford Motor Co. *	30,350

Motorcycles, Bicycles & Parts - 1.60%
1,500	Harley-Davidson, Inc.	24,315

Petroleum Refining - 1.58%
3,400	Western Refining, Inc. *	24,004

Pharmaceutical Preparations - 3.88%
2,000	Sanofi-Aventis	58,980

Prefabricated Metal Buildings - 1.74%
10,000	NCI Building Systems, Inc. *	26,400

Retail-Auto Dealers & Gasoline Stations - 4.68%
7,000	Sonic Automotive, Inc. *	71,120

Retail-Jewelry Stores - 1.67%
1,000	Tiffany & Co.	25,360

Retail-Miscellaneous Shopping - 2.34%
5,000	Books-A-Million, Inc.	35,550

Retail-Radio, TV & Consumer Electronics - 5.42%
1,000	Best Buy Co., Inc.	33,490
3,500	RadioShack Corp.	48,860
		82,350
Services-Auto Rental & Leasing - 24.93%
30,000	Avis Budget Group, Inc. *	169,500
15,000	Dollar Thrifty Automotive Group, Inc. *	209,250
		378,750
Services-Miscellaneous Amusement & Recreation - 4.21%
10,000	MGM Mirage *	63,900

Ship & Boat Building & Repairing - 3.65%
1,000	General Dynamics Corp.	55,390

State Commercial Banks - 7.80%
5,000	Cathay General Bancorp	47,550
10,000	Fifth Third Bancorp	71,000
		118,550
Wholesale-Farm Product Raw Materials - 1.25%
5,000	Alliance One International, Inc. *	19,000

TOTAL FOR COMMON STOCKS (Cost $773,600) - 96.31%		1,463,127

SHORT TERM INVESTMENTS - 1.48%
22,493	Huntington Treasury Money Market IV 0.01% ** (Cost $22,493)	22,493

TOTAL INVESTMENTS (Cost $796,093) - 97.79%		1,485,620

ASSETS IN EXCESS OF OTHER LIABILITIES - 2.21%		33,520

NET ASSETS - 100.00%		$ 1,519,140

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield on June 30, 2009.
The accompanying notes are an integral part of these financial statements.

Oceanstone Fund
Statement of Assets and Liabilities
June 30, 2009

Assets:
Investments in Securities, at Value (Cost $796,093)	$ 1,485,620
Receivables:
Securities Sold	34,874
Dividends and Interest	840
Total Assets	1,521,334
Liabilities:
Accrued Management Fees	2,194
Total Liabilities	2,194
Net Assets	$ 1,519,140

Net Assets Consist of:
Paid In Capital	$ 799,842
Accumulated Undistributed Realized Gain on Investments	29,771
Unrealized Appreciation in Value of Investments	689,527
Net Assets, for 71,467 Shares Outstanding	$ 1,519,140

Net Asset Value Per Share	$ 21.26

The accompanying notes are an integral part of these financial statements.

Oceanstone Fund
Statement of Operations
For the year ended June 30, 2009

Investment Income:
Dividends	$ 6,992
Interest	649
Total Investment Income	7,641

Expenses:
Advisory Fees (Note 3)	13,612
Total Expenses	13,612

Net Investment Loss	(5,971)

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	94,623
Net Change in Unrealized Appreciation on Investments	690,274
Realized and Unrealized Gain on Investments	784,897

Net Increase in Net Assets Resulting from Operations	$ 778,926

The accompanying notes are an integral part of these financial statements.

Oceanstone Fund
Statements of Changes in Net Assets

	Years Ended
	June 30,2009	June 30,2008
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (5,971)	$ (5,432)
Net Realized Gain on Investments	94,623	16,041
Unrealized Appreciation (Depreciation) on Investments	690,274	(34,184)
Net Increase (Decrease) in Net Assets Resulting from Operations	778,926	(23,575)

Distributions to Shareholders:
Realized Gains	-	(123,071)
Total Dividends and Distributions Paid to Shareholders	-	(123,071)

Capital Share Transactions (Note 5)	61,000	132,109

Total Increase (Decrease) in Net Assets	839,926	(14,537)

Net Assets:
Beginning of Year	679,214	693,751

End of Year	$ 1,519,140	$ 679,214

The accompanying notes are an integral part of these financial statements.

Oceanstone Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

			Period *
	Years Ended		Ended
	6/30/2009	6/30/2008	6/30/2007

Net Asset Value, at Beginning of Period	$ 9.95	$ 12.24	$ 10.00

Income From Investment Operations:
Net Investment Income (Loss) **	(0.08)	(0.09)	0.02
Net Gain (Loss) on Securities (Realized and Unrealized)	11.39	(0.20)	2.24
Total from Investment Operations	11.31	(0.29)	2.26

Distributions:
Net Investment Income	0.00	0.00	(0.02)
Realized Gains	0.00	(2.00)	(0.00)
Total from Distributions	0.00	(2.00)	(0.02)

Net Asset Value, at End of Period	$ 21.26	$ 9.95	$ 12.24

Total Return ***	113.67%	(2.94)%	22.61%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 1,519	$ 679	$ 694
Ratio of Expenses to Average Net Assets ****	1.80%	1.80%	1.80%
Ratio of Net Investment Income (Loss) to Average Net Assets ****	(0.79)%	(0.73)%	0.20%
Portfolio Turnover	419.70%	403.27%	146.05%

* For the period November 9, 2006 (commencement of investment operations) through June 30, 2007.

** Per share net investment income has been determined on the basis of average shares outstanding during the period.

*** Assumes reinvestment of dividends.

**** Annualized

The accompanying notes are an integral part of these financial statements.

OCEANSTONE FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2009

Note 1. Organization

Oceanstone Fund, (the “Fund”) is a no-load, non-diversified, open-end investment company that was organized as a business trust under the laws of the State of Delaware pursuant to a Declaration of Trust dated June 26, 2006.  The Trust is permitted to issue an unlimited number of no par shares of beneficial interest in the Fund. The Fund’s investment objective is to seek capital appreciation. The Fund invests only in common stocks in U.S. stock market and mainly employs the strategy of growth at reasonable price

Note 2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

Security Valuation- The Fund’s assets are valued at the market value using market quotations. Common stocks in the Fund’s portfolio are valued at the last quoted sale price on the day the valuation is made. Those common stocks that are not traded on the valuation date are valued at the last bid price. When the market quotation of a stock is either not readily available or not reliable, the Adviser will determine the fair value of the stock in accordance with the guideline approved by the Fund’s Board of Trustees. As a general principle, the fair value of a stock is the price that the Fund may reasonably expect to receive for the stock upon its current sale.

Share Valuation- The price (net asset value) of the Fund’s shares is normally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. The price is determined by dividing the value of its securities, plus all other assets and less all liabilities, by the number of shares outstanding.

Security Transaction Timing- Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recognized on the ex-dividend date. Interest income is recognized on an accrual basis.  The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.

Income Taxes- The Fund intends to continue to qualify each year as a “regulated investment company” under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

Distributions to Shareholders- The Fund will distribute its net realized capital gains, if any, on an annual basis and substantially all of its net investment income in the form of dividends to its shareholders on an annual basis or more frequently at the discretion of the Fund. Distributions will be recorded on ex-dividend date.

Estimates- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

OCEANSTONE FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2009

New Accounting Pronouncements - The Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 – Accounting for Uncertainty in Income Taxes, on July 1, 2007. FASB Interpretation No. 48 requires that the tax effects of certain tax positions be recognized.  These tax provisions must meet a “more likely than not” standard that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Fund does not believe that any adjustments were necessary to the financial statements at adoption.

In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. In accordance with SFAS No. 157, fair value is defined as the price that would be received by the Fund upon selling an asset or paid by the Fund to transfer a liability in an orderly transaction between market participants at the measurement date. In the absence of a principal market for the asset or liability, the assumption is that the transaction occurs on the most advantageous market for the asset or liability. SFAS No. 157 established a three-tier fair value hierarchy that prioritizes the assumptions, also known as "inputs," to valuation techniques used by market participants to measure fair value. The term "inputs" refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The valuation techniques used to measure fair value should maximize the use of observable inputs and minimize the use of unobservable inputs. The three-tier hierarchy of inputs is summarized in three levels with the highest priority given to Level 1 and the lowest priority given to Level 3: Level 1 -  quoted prices in active markets for identical securities, Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) and Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund's assets carried at fair value:

                                                                              Investments                  Other Financial

Valuation Inputs:                                                  In Securities                     Instruments

Level 1 – Quoted Prices                                         $1,485,620                         $         -

Level 2 – Significant Other Observable Inputs                       -                                    -

Level 3 – Significant Unobservable Inputs                             -                                    -

Total                                                                       $1,485,620                         $         -

Note 3. Investment Management Agreement

The Fund has an investment advisory agreement (the “Agreement”) with Oceanstone Capital Management, Inc. (the “Advisor”) to furnish investment advisory and management services to the Fund.  Under this agreement, the Fund will pay the Advisor a monthly fee based on the Fund’s average daily net assets at the annual rate of 1.80%. The Advisor will pay all operating expenses of the Fund except for brokerage commissions, taxes, interest and management fees. For the year ended June 30, 2009, the Adviser earned a fee of $13,612 from the Fund, of which the Fund owed the Adviser $2,194 as of June 30, 2009.

OCEANSTONE FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2009

Note 4. Related Party Transactions

James J. Wang is the control person of the Adviser and also serves as a trustee and officer of the Fund. James Wang receives benefits from the Adviser resulting from management fees paid to the Adviser by the Fund.

Note 5. Capital Stock

The Fund is authorized to issue an unlimited number of shares with no par value of separate series. Paid in capital at June 30, 2009 was $799,842 representing 71,467 shares outstanding. Transactions in capital stock were as follows:

	Fiscal Year Ended 6/30/2009		Fiscal Year Ended 6/30/2008
	Shares	Amount	Shares	Amount
Shares Sold	3,251	$61,000	8,706	$100,000
Shares Reinvested	0	0	11,926	123,071
Shares Redeemed	0	0	(9,105)	(90,962)
Net Increase	3,251	$61,000	11,527	$132,109

Note 6. Investment Transactions

For the year ended June 30, 2009, purchases and sales of investment securities other than U.S. Government obligations, short-term investments aggregated $2,954,381 and $2,686,499, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

Note 7. Tax Matters

For Federal income tax purposes, the cost of investments owned at June 30, 2009 was $796,093.

At June 30, 2009, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	Depreciation	Net Appreciation(Depreciation)
$761,354	($71,827)	$689,527

As of June 30, 2009, the components of distributable earnings on a tax basis were as follows:

Value
Undistributed Realized Gain	$29,771
Unrealized Appreciation on Investments	689,527
$ 719,298

The Fund did not pay a dividend distribution for the year ended June 30, 2009.

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss. Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

OCEANSTONE FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2009

Note 8. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2009, the Fusion Group, Inc. Retirement Trust owns 80.46% of the Fund shares.

MEYLER & COMPANY, LLC

Certified Public Accountants

One Arin Park

1715 Highway 35

Middletown, NJ 07748

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Oceanstone Fund

Carlsbad, CA

We have audited the accompanying statement of assets and liabilities of the Oceanstone Fund (the “Fund”), including the schedule of investments, as of June 30, 2009, the related statements of operations and financial highlights for the year ended June 30, 2009, and statement of changes in net assets for the years ended June 30, 2009 and 2008.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.  The financial highlights for the period November 9, 2006 (commencement of investment operations) through June 30, 2007, were audited by other auditors whose report expressed an unqualified opinion on this information.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights and related ratios/supplemental data are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of June 30, 2009, by correspondence with the custodian and the application of alternative auditing procedures for unsettled security transactions.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Oceanstone Fund as of June 30, 2009, the results of its operations and financial highlights for the year ended June 30, 2009, and the changes in its net assets for the years ended June 30, 2009 and 2008 in conformity with  U. S. generally accepted accounting principles.

/s/ Meyler & Company, LLC

Middletown, NJ

August 21, 2009

Oceanstone Fund
Expense Illustration
June 30, 2009 (Unaudited)

Expense Example

As a shareholder of the Oceanstone Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2009 through June 30, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses,which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	January 1, 2009	June 30, 2009	January 1,2009 to June 30,2009

Actual	$1,000.00	$2,283.57	$14.65
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,015.87	$9.00

* Expenses are equal to the Fund's annualized expense ratio of 1.80%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

OCEANSTONE FUND

TRUSTEES AND OFFICERS

JUNE 30, 2009 (UNAUDITED)

TRUSTEES AND OFFICERS

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.  Each Trustee serves as a Trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

Name, Address and Year of Birth	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Rajendra Prasad 1310 East Ocean Boulevard, #1401 Long Beach, CA 90802 1945	Trustee since 2006	Mr. Prasad is the founder and president of Prasad Growth Fund, a registered investment company, since 1998. Mr. Prasad is also a part-time practicing physician.
Wei-Wei Zhang 13203 Haxton Pl. San Diego, CA 92130 1957	Trustee since May of 2008	Mr. Zhang is the president and CEO of Acrotics Corp. since April of 2008 and was the president and CEO of GenWay Biotech, Inc., from 2001 to April of 2008.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, and Year of Birth	Position and Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
James J. Wang[1] PO Box 130982 Carlsbad, CA 92013 1963	Trustee, Treasurer, President and Chief Compliance Officer since 2006

James Wang is actively engaged in the management of his personal accounts in stock markets. James Wang is the president, a director, and a shareholder of Oceanstone Capital Management, Inc., the Fund’s investment adviser.

1 James J. Wang is considered an "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is affiliated with the Advisor.

OCEANSTONE FUND

ADDITIONAL INFORMATION

JUNE 30, 2009 (UNAUDITED)

The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (800) 988-6290 to request a copy of the SAI or to make shareholder inquiries.

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Fund’s first and third fiscal quarters end on September 30 and March 31. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at (800) 988-6290.

Approval of Continuance of the Investment Advisory and Management Agreement

On June 20, 2009, the Fund’s Board of Trustees considered the renewal of the Investment Advisory and Management Agreement (the Agreement) between Oceanstone Fund (the Fund) and Oceanstone Capital Management, Inc. (the Adviser). To approve the renewal of the Agreement, the Board of Trustees reviewed the following factors: (i) the investment performance of the Fund, and the nature, extent and quality of the services to be provided by the Adviser to the Fund;  (ii) the cost of the services to be provided and the profits to be realized by the Adviser; (iii) the extent to which economies of scale would be realized as the Fund grows, and whether the fee levels reflect these economies of scale for the benefit of the Fund investors.

As for the performance of the Fund, the Adviser discussed the Fund's performance. The Adviser noticed that the Fund performed well since its inception on 11/9/2006, as compared to S&P 500 index. As for the nature, extent and quality of the services to be provided by the Adviser to the Fund, the Adviser noticed that these services include investment management and compliance program. The Adviser is responsible for investing the Fund assets in accordance with the Fund’s investment objectives and restrictions. In addition, the Adviser is responsible for the Fund to operate in compliance with the applicable Federal and State securities laws and regulations, and the Adviser has adopted procedures reasonably designed to prevent violations of the Fund’s Code of Ethics.

As for the costs of the services to be provided, the Board discussed the fees paid by the Fund to the Adviser. Under the Agreement, the Adviser pays all operating expenses, including extraordinary expenses, of the Fund except that the Fund pays the management fees, brokerage commissions, taxes and interests. For the services to be provided and expenses to be assumed, the Fund pays to the Adviser an annual management fee that is equal to 1.80% of the average Fund assets. The Adviser also noted that the Fund has no front-end load, deferred-load, 12b-1 expense, or IRA custodian fee. The Board also discussed the annual management fees of other small mutual funds with unitary fees and noticed that the Fund’s annual management fee of 1.80% is within the range of the management fees charged by this peer group. The Adviser also reviewed and discussed with the disinterested trustees the Adviser's financial statements and its ability to meet its obligations under the Agreement. The Board noticed that the Adviser incurred significant losses in providing services to the Fund as a new startup mutual fund.

OCEANSTONE FUND

ADDITIONAL INFORMATION

JUNE 30, 2009 (UNAUDITED)

As for the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect these economies of scale for the benefit of the Fund investors, the Board noticed that the Fund’s asset base was still very small. If the Fund can grow its asset base in future, the Board will consider the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect these economies of scale for the benefit of the Fund shareholders.

Next, the two disinterested trustees met in an executive session to discuss the continuation of the Agreement. The interested trustee was excused during this discussion.

Upon reconvening the meeting, the disinterested trustees reported that they were satisfied with the investment performance of the Fund and the services provided by the Adviser. Both disinterested trustees concluded that the management fee charged by the Adviser is fair and reasonable and renewing the Agreement would be in the best interests of the Fund’s shareholders. Therefore, the Fund’s Board of Trustees, including both disinterested trustees, unanimously approved the renewal of the Investment Advisory and Management Agreement between Oceanstone Fund and Oceanstone Capital Management, Inc.

Board of Trustees

James J. Wang

Rajendra Prasad

Wei-Wei Zhang

Investment Adviser

Oceanstone Capital Management, Inc.

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Custodian

Huntington National Bank

Independent Registered Public Accounting Firm

Meyler & Company, LLC

This report is provided for the general information of the shareholders of the Oceanstone Fund. This report is not intended for distribution to prospective investors in the fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

The Fund has adopted a code of ethics that applies to the Fund’s principal executive officer and the principal financial officer. The Fund amended its code of ethics during the covered period, and the amended code of ethics became effective on September 26, 2008, and was filed on October 24, 2008. The Fund has not granted any waivers from any provisions of the code of ethics during the covered fiscal year.

Item 3. Audit Committee Financial Expert.

The Fund does not have an audit committee because of its small size.

Item 4. Principal Accountant Fees and Services.

(a-d)  The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant.

Fiscal Year Ended 06/30/2009

Fiscal Year Ended 06/30/2008

Audit Fees

$9,200

$8,750

Audit-Related Fees

$ 800

$780*

Tax Fees

$0

$325*

All Other Fees

$0

$0

*The actual billings of Audit-Related Fees and Tax Fees for fiscal year ended June 30, 2008 were different from the ones in the Fund’s Form N-CSR filed on September 4, 2008.

Nature of Audit-Related Fees: review of Prospectus for N-1A amendment.

Nature of Tax Fees: review of Excise Tax Statement.

(e) Not applicable

(f)  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g)  The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant, the registrant’s investment adviser (not sub-adviser),and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees

Year Ended 06/30/2009

Year Ended 06/30/2008

Registrant

$800

$1,105

Registrant’s Investment Adviser

$0

$0

(h)  The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.   Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.

(a) Disclosure Controls & Procedures.  Principal executive and financial officer has concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b) Internal Controls. There were no significant changes in the Funds internal controls of other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1) EX-99.CERT.  Filed herewith.

(a)(2) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b) EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oceanstone Fund

By /s/ James J. Wang

*James J. Wang

President and Treasurer

Date: August 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ James J. Wang

*James J. Wang

President and Treasurer

Date: August 27, 2009

* Print the name and title of each signing officer under his or her signature.